SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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LML PAYMENT SYSTEMS INC. (Name of Registrant as Specified In Its Charter)
not applicable (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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LML PAYMENT SYSTEMS INC.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON
SEPTEMBER 4, 2002

TO THE HOLDERS OF COMMON SHARES OF LML PAYMENT SYSTEMS INC.

The annual meeting of the shareholders of LML Payment Systems Inc. will be held at The Hilton Phoenix Airport Hotel, 2435 South 47th Street, Phoenix, Arizona, on September 4, 2002, at 10:00 a.m. local time, for the purposes of:

1. selecting five (5) members of our board of directors;

2. ratifying the appointment of our auditor; and

3. transacting any other business that may properly come before the meeting or any adjournment or adjournments thereof.

The record date for our annual meeting is July 22, 2002. Only shareholders of record at the close of business on July 22, 2002 are entitled to notice of, and to vote at, our annual meeting, and any adjournment or postponement of our annual meeting.

A copy of our Annual Report to Shareholders for the fiscal year ended March 31, 2002 accompanies this notice.

Our board of directors hopes that you will find it convenient to attend our annual meeting in person, but whether or not you attend, please complete, sign, date and return the enclosed Form of Proxy immediately to ensure that your common shares are represented at our annual meeting. Returning your proxy does not deprive you of the right to attend our annual meeting and vote your common shares in person.

PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors:

/s/ Patrick H. Gaines
President and CEO

Dated: July 29, 2002

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
OF LML PAYMENT SYSTEMS INC.
SEPTEMBER 4, 2002

LML Payment Systems Inc.
Suite 1680 - 1140 West Pender Street
Vancouver, British Columbia V6E 4G1

The accompanying Form of Proxy is solicited on behalf of the board of directors of LML Payment Systems Inc. (the "Corporation"), to be used at our annual meeting to be held at The Hilton Phoenix Airport Hotel, 2435 South 47th Street, Phoenix, Arizona, on September 4, 2002, at 10:00 a.m. local time. This proxy statement, accompanying Form of Proxy, Notice of Meeting and Annual Report to Shareholders for the fiscal year ended March 31, 2002, are first being mailed to shareholders on or about July 29, 2002.

We will bear the expense of this solicitation. In addition to solicitation by use of the mails, certain of our directors, officers and regular employees may solicit the return of proxies by telephone, facsimile or other means. Requests will also be made of brokerage houses and custodians, nominees or fiduciaries to forward proxy material at our expense to the beneficial owners of stock held of record by such persons. Our transfer agent, Computershare Trust Company of Canada, has agreed to assist us in the tabulation of proxies and the counting of votes at our annual meeting.

All of a shareholder's common shares registered in the same name will be represented by one proxy.

WHO CAN VOTE

Only shareholders of record as of the close of business on July 22, 2002 are entitled to receive notice of, attend and vote at our annual meeting. As of July 22, 2002, there were 19,451,061 common shares in the capital of our Corporation issued and outstanding owned by approximately 373 shareholders of record. We have no other voting securities outstanding. Each shareholder of record on July 22, 2002 is entitled to one vote for each common share held.

HOW YOU CAN VOTE

Common shares cannot be voted at our annual meeting unless the holder of record is present in person or represented by proxy. A shareholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a shareholder may appoint a person to represent him/her at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the shareholder, and returning it to our transfer agent, Computershare Trust Company of Canada, 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta T2P 3S8 (facsimile (403) 267-6529). All shareholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax, after reviewing the information contained in this proxy statement. Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting.

The common shares represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted FOR the election of the nominees for our board of directors set forth in this proxy statement, and FOR the appointment of our independent auditor, Ernst & Young LLP. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgement, pursuant to the discretionary authority conferred by the proxy.

QUORUM

A quorum of shareholders is necessary to take action at our annual meeting. A minimum of one person present in person or represented by proxy and holding at least 33 1/3 percent of the outstanding common shares as at July 22, 2002 will constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, the shareholders present at our annual meeting have the power to adjourn the meeting until a quorum is present. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding common shares for a beneficial owner of those common shares has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of common shares present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT (COMPUTERSHARE TRUST COMPANY OF CANADA) IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR COMMON SHARES.

REVOCATION OF PROXIES

You may revoke your proxy at any time prior to the start of our annual meeting in three ways:

1. by delivering a written notice of revocation to the Secretary of our Corporation;

2. by submitting a duly executed proxy bearing a later date; or

3. by attending our annual meeting and expressing the desire to vote your common shares in person (attendance at our annual meeting will not in and of itself revoke a proxy).

CURRENCY

Except where otherwise indicated, all dollar ($) amounts referred to herein are expressed in U.S. dollars.

PROPOSAL ONE - ELECTION OF DIRECTORS

Our Restated Articles of Incorporation provide that the number of directors shall be determined by resolution of the board of directors and set out in the notice calling the meeting of shareholders provided that the number of directors may be not less than three (3) or more than fifteen (15). On November 18, 2000, our board of directors increased the number of directors to five (5).

All of our current directors are standing for re-election at our annual meeting. Each director who is elected will serve until an annual meeting is held for the fiscal period ending March 31, 2003, until his or her successor has been elected and qualified, or until the director's earlier death, resignation or removal. Each nominee has consented to being named in this proxy statement and to serve if elected. We have no reason to believe that any of the nominees will be unable to serve if elected, but if any of them should become unable to serve as a director, and if our board of directors designates a substitute nominee, the persons named in the accompanying proxy will vote for the substitute nominee designated by our board of directors, unless a contrary instruction is given in the proxy.

The affirmative majority vote of the common shares represented in person or by proxy at our annual meeting is required to elect each director. Votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Votes that are withheld for a particular nominee will be excluded from the vote for that nominee only.

NOMINEES

The persons nominated to be directors are listed below. All of the nominees are currently directors. The following information as of June 30, 2002, which has been provided by the individuals named, is submitted concerning the nominees named for election as directors:

Name	Age	Position with the Corporation	Date Position First Held
Patrick H. Gaines	43	President, Chief Executive Officer and Director	1990 (Director) March 31, 1992 (President) February 9, 2000 (CEO)
Greg A. MacRae	48	Director	February 12, 1998
L. William Seidman	81	Director	October 13, 1999
Robin B. Martin	53	Director	November 18, 2000
Jacqueline Pace	58	Director	November 27, 2000

Patrick H. Gaines

Patrick Gaines has been our President since March 31, 1992, our Chief Executive Officer since February 9, 2000, and a member of our board of directors since 1990. Mr. Gaines is also the President and a director of each of our subsidiaries (LML Corp., Legacy Promotions Inc., LHTW Properties, Inc., LML Patent Corp. and LML Payment Systems Corp.). In addition to his position as President of LML Corp., LML Patent Corp. and LML Payment Systems Corp., he is also the Chief Executive Officer of each of those subsidiaries.

Greg A. MacRae

Greg MacRae is currently employed as the President of CSI Capital Solutions Inc., a position he has held since September 1996. Prior to his position with CSI Capital Solutions Inc., between February 1985 and September 1996, Mr. MacRae was the Senior Account Manager of the Corporate Services Department at Montreal Trust Company of Canada (now Computershare Trust Company of Canada).

L. William Seidman

L. William Seidman has been employed as the chief commentator for CNBC-TV since December 1992. Mr. Seidman also serves as the publisher of Bank Director and Board Member magazines, and has consulted with numerous organizations, including Deposit Corporation of Japan, Tiger Management, J.P. Morgan Inc., The World Bank, BDO Seidman and The Capital Group. Mr. Seidman served on the White House staff of President Gerald Ford as Assistant for Economic Affairs from 1974 to 1977, and served President Ronald Reagan as co-chair of the White House Conference on Productivity in 1983 and 1984. Mr. Seidman also served as the fourteenth Chairman of the Resolution Trust Company from 1989 to 1991. Mr. Seidman is also on the board of directors of Fiserv, Inc., QuePasa, Com and Intelidata, Inc.

Robin B. Martin

Robin Martin has been employed as the President and Chief Executive Officer of Deer River Group, an owner and operator of commercial radio and television stations and cable TV systems, since September 1978. Between 1974 and 1976, Mr. Martin served as Staff Assistant to President Gerald R. Ford. Prior to his term in President Ford's White House, Mr. Martin held various senior executive positions in the broadcast industry. Mr. Martin is a member of the Board of the National Museum of Natural History at the Smithsonian Institute, and of the Federal City Council in Washington, D.C. He also serves on the Board of Trustees of The Shakespeare Theatre and on the Governing Board of St. Albans School, both of which are located in Washington, D.C.

Jacqueline Pace

Since January 2000, Jacqueline Pace has been self-employed as an attorney. Prior to that, between November 1998 and January 2000, Ms. Pace was employed by Baker & Hostetler as an attorney, and from November 1991 to November 1998, she was employed as an attorney by Pillsbury Madison & Sutro. Ms. Pace holds a Juris Doctor degree from Emory University School of Law, and a Bachelor of Arts degree from The American University.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES SET FORTH IN PROPOSAL ONE.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended March 31, 2002, our board of directors held ten (10) meetings and acted six (6) times by written consent. All of the directors serving on the board of directors at the time of each of those meetings attended the meetings.

For the year ended March 31, 2002, the board of directors had three (3) standing committees: the audit committee, the compensation committee and the stock option plan administration committee.

Audit Committee

During the year ended March 31, 2002, the members of the audit committee included Greg MacRae, L. William Seidman, Robin Martin and Jacqueline Pace. The audit committee is governed by a written charter that was adopted by the board of directors for the audit committee. The function of the audit committee is to review and approve the scope of audit procedures employed by our independent auditors and to review the results of our independent auditors' examination, the scope of audits, our independent auditors' opinions on the adequacy of internal controls and quality of financial reporting, and our Corporation's accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls. The audit committee also reports to our board of directors with respect to such matters and recommends the selection of independent auditors. During the fiscal year ended March 31, 2002, the audit committee met four (4) times and acted one (1) time by written consent. Each member attended each meeting of the committee.

Report of the Audit Committee

The Securities and Exchange Commission rules now require our Corporation to include in our proxy statement a report from the Audit Committee of the Board. The following report concerns the Audit Committee's activities regarding oversight of our Corporation's financial reporting and auditing process. For the year ended March 31, 2002, the audit committee has:

1. reviewed and discussed the audited financial statements with our Corporation's management;

2. discussed with the independent accountants the matters described in Statement of Accounting Standards, SAS No. 61;

3. received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants their independence; and

4. recommended to our board of directors that the audited financial statements be included in our Corporation's Annual Report on Form 10-K for the period ended March 31, 2002, based on the review and discussions referred to above.

The members of our audit committee are independent, as that term is defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

AUDIT COMMITTEE

L. William Seidman
Greg A. MacRae
Robin Martin
Jacqueline Pace

Compensation Committee

During the fiscal year ended March 31, 2002, the members of our compensation committee were Greg MacRae, Jacqueline Pace, Robin Martin and L. William Seidman. Our compensation committee did not meet during the fiscal year ended March 31, 2002. Our compensation committee's duties include developing policies that are designed to offer competitive compensation opportunities for our executive officers which are based on personal performance, individual initiative and achievement, as well as assisting in attracting and retaining qualified executives. Our compensation committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value. No member of our compensation committee was, during the fiscal year ended March 31, 2002 or prior, an officer or employee of our Corporation or any of its subsidiaries.

Stock Option Plan Administration Committee

Our stock option plan administration committee was established by our board of directors in December 1999. During the year ended March 31, 2002, the members of our stock option plan administration committee were Patrick Gaines and Greg McRae. Our stock option plan administration committee acted 11 times by written consent during the year ended March 31, 2002,. The function of the stock option plan administration committee is to oversee both our 1996 Stock Option Plan and our 1998 Stock Incentive Plan. The committee has sole discretion as to the interpretation and construction of any provision of the 1996 Stock Option Plan and the 1998 Stock Incentive Plan, and the determination of the terms and conditions with respect to any grant made pursuant to both the 1996 Stock Option Plan and the 1998 Stock Incentive Plan.

EXECUTIVE OFFICERS

As of June 30, 2002, we had three (3) executive officers, as follows:
Name and Age of Executive Officers	Position with Our Corporation and Work History
Patrick H. Gaines Age: 43

President since March 31, 1992, Chief Executive Officer since February 9, 2000 and Director since 1990

Patrick Gaines has been our President since March 31, 1992, our Chief Executive Officer since February 9, 2000 and a member of our board of directors since 1990. Mr. Gaines is also the President and a director of each of our subsidiaries (LML Corp., Legacy Promotions Inc., LHTW Properties, Inc., LML Patent Corp. and LML Payment Systems Corp.). In addition to his position as President of LML Corp., LML Patent Corp. and LML Payment Systems Corp., he is also the Chief Executive Officer of each of those subsidiaries.

Richard Schulz Age: 31

Controller (Chief Accounting Officer) since June, 2002

Richard Schulz has been employed as our Controller since June 2002. Mr. Schulz has been employed with the Corporation since August 1, 2001 as the Assistant Controller. Prior to that, Mr. Schulz was self-employed as a financial consultant with RRS Consulting from June 1, 2000 to July 31, 2001, and prior to that he was employed as a senior staff accountant with Dale Matheson Carr-Hilton Chartered Accountants from May 1, 1992 to May 31, 2000.

Carolyn Mosher Age: 35

Secretary since February 1995

Carolyn Mosher has served as Secretary of our Corporation and certain of our subsidiaries since February 1995, and has served our Corporation and our subsidiaries in various administrative capacities since 1989.

BOARD REPORT ON EXECUTIVE COMPENSATION

Compensation paid to our Corporation's executive officers is generally comprised of two elements: base salary and long-term compensation in the form of stock options. Compensation levels for executive officers of our Corporation are determined by a consideration of each officer's initiative and contribution to our overall corporate performance, and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of our Corporation's executive compensation philosophy. Subjective considerations of individual performance are considered in establishing incentive compensation. In addition, our compensation committee considers our financial position and cash flow in making compensation decisions.

In formulating compensation levels and policies for the 2002 fiscal year, the compensation committee did not retain an independent compensation consultant, nor did the compensation committee rely upon any formal study or review of comparable companies in our Corporation's industry.

Patrick Gaines' base salary and long-term compensation are determined by the compensation committee utilizing the criteria discussed above. Mr. Gaines' total compensation package is designed to be competitive while creating performance-based awards in line with the financial interests of the shareholders. During the year ended March 31, 2002, the compensation package for Mr. Gaines was consistent with this policy, and his base annual salary was CDN$212,904.

1996 Stock Option Plan

Our 1996 Stock Option Plan (the "1996 Plan") was first adopted by our shareholders in 1996. The purpose of the 1996 Plan is to advance the interests of our Corporation by encouraging our directors, management and employees to increase their proprietary interest in our Corporation and to remain associated with our Corporation, as well as to furnish participants with an additional incentive in their efforts on our Corporation's behalf. At our annual meeting on September 18, 2000, our shareholders approved an amendment to our 1996 Plan to increase the number of options to purchase common shares in our capital from 2,500,000 common shares to 3,000,000 common shares.

Administration and General Terms

Our 1996 Plan is currently administered by our stock option plan administration committee. The committee has sole discretion as to the interpretation and construction of any provision of the 1996 Plan, and the determination of the terms and conditions of awards granted pursuant to the 1996 Plan, although no participant may be granted options exceeding the maximum number of shares permitted under the rules of any stock exchange on which the common shares are then listed or other regulatory body having jurisdiction. The exercise price of options issued under the 1996 Plan shall not be less than the price permitted by any applicable regulator and such price shall be paid in cash or by certified check or bank draft. The term of each option shall not exceed that permitted by any applicable regulator, and the right to exercise options is limited in the event the participant ceases, for any reason, to be a director, officer, employee or consultant of our Corporation. Options are generally not transferable or assignable.

1996 Stock Option Plan Benefits

As of June 30, 2002, no executive officer, director or associate of any executive officer or director had been granted any options subject to shareholder approval. During the fiscal year ended March 31, 2002, we granted options to purchase 10,000 shares of our common stock at an exercise price of $4.62 to one of our directors. As of March 31, 2002, a total of 1,350,000 stock options remain available to be granted under the 1996 Plan, and 370,000 remain outstanding.

1998 Stock Incentive Plan

Our 1998 Stock Incentive Plan (the "1998 Plan") was first adopted by our shareholders in 1998. The purpose of the 1998 Plan is to attract and retain the best available personnel, to provide additional incentive to employees, directors and consultants to achieve the goals of our Corporation and our shareholders and to promote the success of our business. At our annual meeting on September 18, 2000, our shareholders approved an amendment to our 1998 Plan to increase the maximum number of common shares in our capital that may be issued pursuant to all awards granted under the 1998 Plan from 1,000,000 common shares to 3,000,000 common shares.

Administration and General Terms

Our 1998 Plan is currently administered by our stock option plan administration committee. The committee has sole discretion as to the interpretation and construction of any provision of the 1998 Plan, and the determination of the terms and conditions of awards granted pursuant to the 1998 Plan.

Subject to applicable laws, including the rules of any applicable stock exchange or national market system, the committee is authorized to grant any type of award to an eligible person (a "Grantee") that is not inconsistent with the provisions of the 1998 Plan, and that by its terms involves or may involve the issuance of any one or more of the following: (a) common shares in our capital (including "Performance Shares" which may be earned in whole or in part upon attainment of performance criteria established by the committee); (b) stock options, which may be granted as either "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or options which do not qualify as Incentive Stock Options for the purposes of the Code; (c) stock appreciation rights ("SARs") entitling the Grantee to acquire such number of common shares in our capital or such cash compensation as will be determined by reference to any appreciation in the value of our common shares in accordance with terms established by committee; (d) restricted stock issuable for such consideration (if any) and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions to be established by the committee; (e) "Dividend Equivalent Rights" entitling the Grantee to compensation measured by any dividends paid on our common shares; or (f) "Performance Units" which may be earned in whole or in part upon attainment of performance criteria established by the committee and which may be settled in cash, common shares or other securities, or a combination of cash, common shares or other securities, as established by the committee;

The maximum number of shares with respect to which options and SARs may be granted in any fiscal year to any Grantee who is a director, officer or employee of our Corporation or any of its subsidiaries is 500,000 shares, subject to certain adjustments. The term of each award shall not exceed that permitted by any applicable regulator, provided that the term of any Incentive Stock Option shall not exceed 10 years, and provided further that if an Incentive Stock Option is granted to a Grantee who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of our Corporation or any of its subsidiaries, the term of the Incentive Stock Option shall not exceed 5 years. The right to exercise awards is limited in the event the participant ceases, for any reason, to be a director, employee or consultant of our Corporation. Awards are generally not transferable or assignable.

The committee has the discretion to determine the exercise or purchase price for any awards under the 1998 Plan, except that: (a) the exercise or purchase price of any Incentive Stock Option or any award intended to qualify as "Performance-Based Compensation" under Section 162(m) of the Code may not be less than 100% of the fair market value of our common stock on the date of grant; and the exercise price of an Incentive Stock Option granted to a Grantee whose holdings exceed 10% of the voting power must be at least 110% of the fair market value on the date of grant.

1998 Stock Incentive Plan Benefits

As of June 30, 2002, no executive officer, director or associate of any executive officer or director has been granted any awards subject to shareholder approval, and no person has received or is currently expected to receive 5% of the awards issuable under the 1998 Plan. During the fiscal year ended March 31, 2002, we granted options to purchase 30,000 shares of our common stock at an exercise price of $4.62 to three of our directors. Also during the fiscal year ended March 31, 2002, we granted options to purchase 159,000 shares of our common stock at an exercise price of $4.95 to seven employees. As of March 31, 2002, a total of 1,988,000 stock options remain available to be granted under the 1998 Plan, and 935,000 remain outstanding.

Aggregate Awards Under the 1996 and 1998 Plans in the Year Ended March 31, 2002

During the year ended March 31, 2002, stock options to acquire an aggregate of 10,000 shares of common stock were granted under our 1996 Plan, none of which had expired on or before March 31, 2002, and awards to acquire an aggregate of 189,000 shares of common stock were granted under our 1998 Plan, of which none had expired on or before March 31, 2002.

COMPENSATION COMMITTEE

Greg A. MacRae
L. William Seidman
Jacqueline Pace
Robin B. Martin

Compensation Committee Interlocks and Insider Participation

Messrs. MacRae, Martin and Seidman and Ms. Pace are the current members of the compensation committee.

During the last fiscal year, no executive officer of our Corporation served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our company's board of directors or compensation committee.

COMPENSATION OF DIRECTORS

We reimburse our directors for expenses incurred in connection with attending board meetings and also pay a directors fee to each of our independent directors as follows: cash compensation in the amount of $5,000 and a grant of 10,000 options for services rendered as a director in the fiscal year ended March 31, 2002.

During the fiscal year ended March 31, 2002, we adopted a plan for compensation of our independent directors, consisting of annual cash compensation of $5000 each as well as a grant of 10,000 stock options annually, such options to vest on the first anniversary date of the option award. The cash compensation is payable annually on the date of the Corporation's annual general meeting and the options are to be awarded on the same date. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on behalf of our Corporation other than services ordinarily required of a director. Other than as indicated in this proxy statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

During the fiscal year ended March 31, 2002, our directors were granted options to purchase common shares as compensation for serving as directors of our Corporation and its subsidiaries as follows:

Name	Number of Common Shares	Number of Options
Patrick H. Gaines	Nil	Nil
Greg A. MacRae	Nil	10,000(1)
L. William Seidman	Nil	10,000(2)
Robin Martin	Nil	10,000(3)
Jacqueline Pace	Nil	10,000(4)

(1) Mr. MacRae was granted options to purchase 10,000 common shares in the capital of our Corporation on September 5, 2001, all of which vest on September 5, 2002. The options are exercisable at a price of $4.62 per share, and expire on September 5, 2006.

(2) Mr. Seidman was granted options to purchase 10,000 common shares in the capital of our Corporation on September 5, 2001, all of which vest on September 5, 2002. The options are exercisable at a price of $4.62 per share, and expire on September 5, 2006.

(3) Mr. Martin was granted options to purchase 10,000 common shares in the capital of our Corporation on September 5, 2001, all of which vest on September 5, 2002. The options are exercisable at a price of $4.62 per share, and expire on September 5, 2006.

(4) Ms. Pace was granted options to purchase 10,000 common shares in the capital of our Corporation on September 5, 2001, all of which vest on September 5, 2002. The options are exercisable at a price of $4.62 per share, and expire on September 5, 2006.

EXECUTIVE COMPENSATION

Summary of Compensation of Executive Officers

The following table summarizes the compensation that we paid during the fiscal years ended March 31, 2002, March 31, 2001 and March 31, 2000, to our Chief Executive Officer (there were no other executive officers who received a total annual salary (including bonus) in excess of $100,000 during the fiscal year ended March 31, 2002).

SUMMARY COMPENSATION TABLE
Long Term Compensation
		Annual Compensation			Awards(1)		Pay- outs
Name and Principal Position	Fiscal Year Ended	Salary	Bonus	Other Annual Compen- sation(2)	Securities Underlying Options/ SAR's Granted	Restricted Stock Awards	LTIP Pay- outs	All Other Compen- sation
Patrick H. Gaines President, CEO and Director	2002 2001 2000	$212,904(3) $239,429(3) $66,432(3)	N/A N/A N/A	N/A N/A N/A	Nil Nil 110,000(4)	N/A N/A N/A	N/A N/A N/A	Nil Nil Nil

(1) Other than indicated below or otherwise in this proxy statement, we have not granted any restricted shares or restricted share units, stock appreciation rights ("SAR's") or long term incentive plan payouts to the named officers and directors during the fiscal years indicated.

(2) The value of perquisites and other personal benefits, securities and property for the named officers that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus are not reported herein.

(3) These figures are reported in Canadian dollars.

(4) On April 12, 1999, 397389 British Columbia Ltd., a company controlled by Patrick Gaines, was granted options to purchase 110,000 common shares in the capital of our Corporation. The options vested on April 12, 1999, are exercisable at a price of $3.00 per share, and expire on April 12, 2004.

Options Granted and Value of Options Granted to Our Named Executive Officers in the Year Ended March 31, 2002

Our named executive officer, Patrick H. Gaines, was not granted stock options or SAR's during the year ended March 31, 2002.

FISCAL YEAR-END OPTION/SAR VALUES
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Shares of Common Stock Underlying Unexercised Options at March 31, 2002 Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at March 31, 2002 Exercisable/ Unexercisable(1)
Patrick H. Gaines (2)	nil	nil	110,000/nil	$980,100/not applicable

(1) In accordance with the rules of the Securities and Exchange Commission, values are calculated by subtracting the exercise price from the fair market value of the underlying common stock. The closing bid price on March 31, 2002 was $11.91 and the exercise price of the unexercised options is $3.00 per share. Accordingly, the unexercised options as at March 31, 2002 had a value of $980,100.

(2) On April 12, 1999, 397389 British Columbia Ltd., a company controlled by Mr. Gaines, was granted options to purchase 110,000 common shares in the capital of our Corporation. The options vested on April 12, 1999, are exercisable at a price of $3.00 per share, and expire on April 12, 2004.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of a registered class of our equity securities file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file.

To the best of our knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner during the fiscal year ended March 31, 2002, with the exception of the following:
Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Greg MacRae	1(1)	1(1)	Nil
L. William Seidman	1(1)	1(1)	Nil
Jacqueline Pace	1(1)	1(1)	Nil
Robin B. Martin	1(1)	1(1)	Nil

(1) The director filed a late Form 4 - Statement of Changes in Beneficial Ownership.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 30, 2002, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each director, nominee and named executive officer, and by the directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Patrick H. Gaines (President/CEO/Director) #21018 11-200 Burrard Street Vancouver, British Columbia	534,894(2)	2.7%
Greg A. MacRae (Director) 18284 - 73rd Avenue Surrey, British Columbia	25,000	*
L. William Seidman (Director) Suite 800 - 1025 Connecticut Ave. N.W. Washington, D.C.	245,000(3)	1.2%
Robin B. Martin (Director) Suite 700 - 1735 New York Ave. N.W. Washington, D.C.	65,000(4)	*
Jacqueline Pace (Director) P.O. Box 141 Bailey, MS	60,500(5)	*
Don Choquer 10440 Gilmore Crescent Richmond, British Columbia	1,285,158(6)	6.6%
Robert Moore Suite 1688 - 1140 West Pender Vancouver, British Columbia	5,086,018(7)	26.1%
Directors and Executive Officers as a Group (7 persons)	986,506(8)	4.9%

* indicates less than 1%

(1) Based on 19,451,061 shares of common stock issued and outstanding as of June 30, 2002. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days of June 30, 2002, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Includes 110,000 options exercisable within sixty days of June 30, 2002. On April 12, 1999, 397389 British Columbia Ltd., a company controlled by Mr. Gaines, was granted options to purchase 110,000 common shares in the capital of our Corporation. The options vested on April 12, 1999, are exercisable at a price of $3.00 per share, and expire on April 12, 2004. Also includes shares held by companies controlled by Mr. Gaines as follows:

(a) Keats Investments Ltd.: 168,400 shares
(b) 397389 British Columbia Ltd.: 16,622 shares

(3) Includes 240,000 options exercisable within sixty days of June 30, 2002. On October 13, 1999, Mr. Seidman was granted options to purchase 240,000 common shares in the capital of our Corporation, of which 120,000 options vested on October 13, 1999, and the remaining 120,000 options vested in tranches of 40,000 options on each of April 13, 2000, October 13, 2000 and April 13, 2001. The options are exercisable at a price of $4.00 per share, and expire on October 12, 2004.

(4) Includes 60,000 options exercisable within sixty days of June 30, 2002. On November 18, 2000, Mr. Martin was granted options to purchase 120,000 common shares in the capital of our Corporation, of which 30,000 options vested on each of November 18, 2000, and November 18, 2001 and the remaining 60,000 options will vest in tranches of 30,000 options on each of November 18, 2002 and November 18, 2003. The options are exercisable at a price of $7.313 per share, and expire on November 18, 2005.

(5) Includes 60,000 options exercisable within sixty days of June 30, 2002. On November 27, 2000, Ms. Pace was granted options to purchase 120,000 common shares in the capital of our Corporation, of which 30,000 options vested on each of November 27, 2000 and November 27, 2001 and the remaining 60,000 options will vest in tranches of 30,000 options on each of November 27, 2002 and November 27, 2003. The options are exercisable at a price of $7.063 per share, and expire on November 27, 2005.

(6) Includes 1,218,270 shares held by companies controlled by Mr. Choquer as follows:

(a) International Venture Capital Management Ltd.: 711,938 shares
(b) 709436 Alberta Ltd.: 420,832 shares
(c) C-Quest Holdings Ltd.: 85,500 shares

(7) Includes 5,078,352 shares held by companies controlled by Mr. Moore as follows:

(a) 716377 Alberta Ltd.: 1,233,332 shares
(b) Destiny Petroleum Inc.: 3,695,347 shares
(c) Lancia Investments Ltd.: 106,437 shares
(d) 719774 Alberta Ltd.: 43,236 shares

(8) Includes 495,000 options exercisable within sixty days of June 30, 2002. Includes shares beneficially owned by Carolyn Mosher (Secretary), who is an officer of our Corporation but who is not a named executive officer for the purposes of this proxy statement.

PROPOSAL TWO - RATIFY THE APPOINTMENT OF AUDITOR

Ernst & Young, LLP of Vancouver, British Columbia, Canada, has been selected by our board of directors to serve as our independent public accountant for the fiscal year ending March 31, 2003. Ernst & Young L.L.P. has served as our auditor since March 28, 2002. Previous to the appointment of Ernst & Young L.L.P., Arthur Andersen L.L.P. acted as our auditor from December 4, 2000 to March 28, 2002 and Dale Matheson Carr-Hilton, Chartered Accountants acted as our auditor for the 16 years prior to the appointment of Arthur Andersen L.L.P. It is proposed that the remuneration to be paid to the auditor be fixed by our board of directors.

A representative of Ernst & Young L.L.P. is not expected to be present at our annual meeting, nor is a representative of Ernst & Young L.L.P. expected to make a statement. In the event that a representative of the auditor is present at our annual meeting, the representative will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

We ended our relationship with our previous auditor, Arthur Andersen, L.L.P., as of March 28, 2002 and, prior to that, we ended our relationship with our previous auditor Dale Matheson Carr-Hilton, Chartered Accountants as of December 4, 2000. Dale Matheson Carr-Hilton, Chartered Accountants and Arthur Andersen L.L.P.'s reports on the financial statements for the fiscal years ended March 31, 2000 and March 31, 2001 respectively, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change auditors was recommended by our audit committee in both cases.

During the two most recent fiscal years and any subsequent interim periods preceding the date of this report there were no:

(a) disagreements between us and either of Arthur Andersen L.L.P. or Dale Matheson Carr-Hilton, Chartered Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of either Arthur Andersen L.L.P. or Dale Matheson Carr-Hilton, Chartered Accountants, would have caused either of them to make reference to the subject matter of the disagreement or disagreements in their reports on the financial statements for such years;

(b) reportable events involving either Arthur Andersen L.L.P. or Dale Matheson Carr-Hilton, Chartered Accountants that would have required disclosure under Item 304(a)(1)(v) of Regulation S-K; or

(c) written or oral consultations between us and Arthur Andersen L.L.P. (as replacement for Dale Matheson Carr-Hilton, Chartered Accountants) or between us and Ernst & Young L.L.P. (as replacement for Arthur Andersen L.L.P.) regarding either the specific application of accounting principles or the type of audit opinion that might be rendered on our financial statements that was considered an important factor by us in reaching a decision as to an accounting, auditing or financial reporting issue, or any matter that was the subject of a disagreement or a reportable event, that would have required disclosure under Item 304(a)(2) of Regulation S-K.

The audit committee has considered whether the provision of the services with respect to financial information systems design and implementation, and all other services provided by the auditor are compatible with maintaining the principal accountant's independence.

The affirmative vote of a majority of the common shares represented in person or by proxy at our annual meeting is required to approve this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG L.L.P. AS INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING MARCH 31, 2003.

AUDIT FEES

The Board of Directors has appointed Ernst & Young LLP as independent auditors to audit the financial statements of the Corporation for the current fiscal year. The aggregate fees billed by Ernst & Young L.L.P., our current auditor, and Arthur Andersen, L.L.P., our former auditor, for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2002 were CDN$83,000 and CDN $32,500 respectively. In addition, for the review of our financial statements included in our Quarterly Report on Form 10-Q for the quarterly periods ended June 30, 2001, September 30, 2001, and December 31, 2001, our former auditor Arthur Andersen L.L.P. billed our Corporation $45,000.

FINANCIAL INFORMATION SYSTEM DESIGN AND IMPLEMENTATION FEES

For the fiscal year ended March 31, 2002, the aggregate fees billed for other non-audit professional services rendered by our principal accountant, including services such as directly or indirectly operating or supervising the operation of our Corporation's information system, managing our local area network or implementing our hardware or software system, were $nil.

ALL OTHER FEES

For the fiscal year ended March 31, 2002, the aggregate fees billed by Arthur Andersen L.L.P. for other non-audit professional services, other than those services listed above, totalled $36,500. For the fiscal year ended March 31, 2002, the aggregate fees billed by Ernst & Young LLP for other non-audit professional services, other than those services listed above, totalled $nil.

For the fiscal year ended March 31, 2002, the aggregate fees billed by Dale Matheson Carr-Hilton, Chartered Accountants, the Corporation's independent auditors prior to the appointment of Arthur Andersen, LLP, for other non-audit professional services, other than those services listed above, totalled CDN$4,510.

The total fees paid by the Corporation to its current and former auditors for the fiscal year ended March 31, 2002, are summarized in the table below:
Audit Fees
	Annual Financial Statements included on Form 10K	Quarterly Financial Statements included on Form 10Q	Total Audit Fees	Financial Information Systems and Design Implementation Fees	Other Fees
Ernst & Young LLP	CDN $83,000	-----	CDN $83,000	-----	-----
Arthur Andersen LLP	CDN $32,500	CDN $45,000	CDN $77,500	-----	CDN $36,500
Dale Matheson Carr-Hilton, Chartered Accountants	-----	-----	-----	-----	CDN $4,510
TOTAL	CDN $115,500	CDN $45,000	CDN $160,500	-----	CDN $41,010

__________

INCLUSION OF FUTURE SHAREHOLDER PROPOSALS IN PROXY MATERIALS

All proposals of shareholders intended to be included in our proxy statement and form of proxy relating to our annual meeting of shareholders for the year ending March 31, 2003 (the "2003 Annual Meeting") must be received by our Corporation no later than March 31, 2003 (assuming that the 2003 Annual Meeting is held on a date that is within 30 days from the date of our annual meeting of shareholders to be held on September 4, 2002). All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended and Section 138 of the Business Corporations Act (Yukon) both of which set forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders.

For any shareholder proposal that is not submitted for inclusion in our proxy statement and form of proxy relating to the 2003 Annual Meeting pursuant to the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or any proposal that is submitted under Section 138 of the Business Corporations Act (Yukon), notice of such proposal must be received by our Corporation no later than June 16, 2003 (assuming that the 2003 Annual Meeting is held on a date that is within 30 days from the date of our annual meeting of shareholders to be held on September 4, 2002); otherwise, we may exercise, pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, discretionary voting authority under proxies we solicit for the 2002 Annual Meeting.

All shareholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our Corporation at Suite 1680, 1140 West Pender Street, Vancouver, British Columbia V6E 4G1 Attention: Carolyn Mosher, Secretary.

With respect to business to be brought before the 2002 Annual Meeting to be held on September 4, 2002, we have not received any notices from shareholders that we were required to include in this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the fiscal year ended March 31, 2002, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $60,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

ANNUAL REPORT AND FINANCIAL STATEMENTS

Attention is directed to the financial statements contained in our Annual Report to Shareholders for the year ended March 31, 2002. A copy of the Annual Report to Shareholders has been sent, or is concurrently being sent, to all shareholders of record as of July 22, 2002.

AVAILABILITY OF FORM 10-K

A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2002, which has been filed with the Securities and Exchange Commission, including the financial statements, but without exhibits, will be provided without charge to any shareholder or beneficial owner of our common shares upon written request to Carolyn Mosher, Secretary, at Suite 1680 - 1140 West Pender Street, Vancouver, British Columbia V6E 4G1.

REGISTRAR AND TRANSFER AGENT

Our registrar and transfer agent is Computershare Trust Company of Canada. All completed Forms of Proxy should be returned to our registrar and transfer agent, Computershare Trust Company of Canada, 6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta, Canada, T2P 3S8 (facsimile (403) 267-6529).

OTHER MATTERS TO COME BEFORE THE MEETING

In addition to the matters to be voted upon by the shareholders of our common shares, we will receive and consider both the Report of the Board of Directors to the Shareholders, and the financial statements of our Corporation for the years ended March 31, 2002, March 31, 2001, and March 31, 2000, together with the auditors report thereon. These matters do not require shareholder approval, and therefore shareholders will not be required to vote upon these matters.

Except for the above-noted matters, our board of directors does not intend to bring any other matters before the meeting and does not know of any matters which will be brought before the meeting by others. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their good judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

By Order of the Board of Directors:

/s/ Patrick H. Gaines
President and CEO

Dated: July 29, 2002

PROXY

Annual Meeting of the Shareholders of LML PAYMENT SYSTEMS INC. (the "Corporation"), to be held at The Hilton Phoenix Airport Hotel, 2435 South 47th Street, Phoenix, Arizona, on Wednesday, September 4, 2002, at 10:00 o'clock in the forenoon.

Proposals (For full details of each item, please see the enclosed Notice of Meeting and Proxy Statement).

The undersigned shareholder of the Corporation hereby appoints PATRICK H. GAINES, the President and Chief Executive Officer and a Director of the Corporation, or failing this person, GREG A. MACRAE, a Director of the Corporation, or in the place of the foregoing,

__________________________, (Print the Name) as proxyholder for and on behalf of the shareholder with the power of substitution to attend, act and vote for and on behalf of the shareholder in respect of all matters that may properly come before the Annual Meeting of the Shareholders of the Corporation and at every adjournment thereof, to the same extent and with the same powers as if the undersigned shareholder were present at the Annual Meeting, or any adjournment thereof.

The shareholder hereby directs the proxyholder to vote the securities of the Corporation registered in the name of the shareholder as specified herein. If no choice is specified with respect to any of the matters to be acted upon, then this proxy contains discretionary authority with respect to such matters, which will be voted "FOR" the nominees listed in Proposal 1 and "FOR" Proposal 2.

	1.	To elect the five (5) nominees below as directors, each for a one (1) year term and until their respective successors are elected and qualified.	For	Withhold
		PATRICK H. GAINES GREG A. MACRAE L. WILLIAM SEIDMAN ROBIN B. MARTIN JACQUELINE PACE	_____ _____ _____ _____	_____ _____ _____ _____ _____
	2.	To ratify the appointment of Ernst & Young L.L.P. as our independent auditor.	For _____	Against _____	Abstain _____
In their discretion, the persons named above are authorized to vote upon such other business as may properly come before the meeting.
The undersigned shareholder hereby revokes any proxy previously given to attend and vote at the Annual Meeting.
SIGN HERE:
Please Print Name:
Date:
THIS PROXY MAY NOT BE VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

Item 1. This Proxy is solicited by the Management on behalf of the Board of Directors of the Corporation.

Item 2. This form of proxy ("Form of Proxy") may not be valid unless it is signed by the shareholder or by his attorney duly authorized by him in writing, or, in the case of a corporation, by a duly authorized officer or representative of the Corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the Form of Proxy so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Annual Meeting, must accompany the Form of Proxy.

Item 3. If this Form of Proxy is not dated in the space provided, authority is hereby given by the shareholder for the proxyholder to date this proxy on the date on which it is received by Computershare Trust Company of Canada.

Item 4. A shareholder who wishes to attend the Annual Meeting and vote on the proposals in person, may do so as follows:

(a) If the shareholder is registered as such on the books of the Corporation, simply register the shareholder's attendance with the scrutineers at the Annual Meeting.

(b) If the securities of a shareholder are held by a financial institution, (i) cross off the management appointees' names and insert the shareholder's name in the blank space provided; (ii) indicate a voting choice for each proposal or, alternatively, leave the choices blank if you wish not to vote until the Annual Meeting; and (iii) sign, date and return the Form of Proxy to the financial institution or its agent. At the Annual Meeting, a vote will be taken on each of the proposals set out on this Form of Proxy and the shareholder's vote will be counted at that time.

Item 5. A shareholder who is not able to attend the Annual Meeting in person but wishes to vote on the proposals, may do either of the following:

(a) To appoint one of the management appointees named on the Form of Proxy, leave the wording appointing a nominee as is, and simply sign, date and return the Form of Proxy. Where no choice is specified by a shareholder with respect to a proposal set out on the Form of Proxy, a management appointee acting as proxyholder will vote the securities as if the shareholder had specified an affirmative vote.

(b) To appoint another person, who need not be a shareholder of the Corporation, to vote according to the shareholder's instructions, cross off the management appointees' names and insert the shareholder's appointed proxyholder's name in the space provided, and then sign, date and return the Form of Proxy. Where no choice is specified by the shareholder with respect to a proposal set out on the Form of Proxy, this Form of Proxy confers discretionary authority upon the shareholder's appointed proxyholder.

Item 6. The securities represented by this Form of Proxy will be voted or withheld from voting in accordance with the instructions of the shareholder on any poll of a proposal that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, if so authorized by this Form of Proxy, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the proposals set out on the Form of Proxy or matters which may properly come before the Annual Meeting as the proxyholder in its sole discretion sees fit.

Item 7. If a registered shareholder has returned the Form of Proxy, the shareholder may still attend the Annual Meeting and may vote in person should the shareholder later decide to do so. However, to do so, the shareholder must record the shareholder's attendance with the scrutineers at the Annual Meeting and revoke the Form of Proxy in writing.

To be represented at the Annual Meeting, this Form of Proxy must be RECEIVED at the office of "Computershare Trust Company of Canada" by mail or by fax at least 24 hours prior to the scheduled time of the Annual Meeting or any adjournment thereof.

The mailing address of COMPUTERSHARE TRUST COMPANY OF CANADA is
6th Floor, 530 - 8th Avenue, S.W., Calgary, Alberta T2P 3S8, and its fax number is (403) 267-6529.

LML PAYMENT SYSTEMS INC.

Cusip No. 50208 P 10 9

TO REGISTERED HOLDERS

AND NON-REGISTERED HOLDERS (BENEFICIAL HOLDERS)

In accordance with National Instrument No. 54-102 - "Supplemental Mailing List and Interim Financial Statement Exemption":

    registered shareholders may elect annually to have their name added to an issuer's supplementary mailing list in order to receive interim financial statements for the issuer's first, second and third fiscal quarters;

    non-registered shareholders may elect annually to have their name added to an issuer's supplementary mailing list in order to receive interim financial statements for the issuer's first, second and third fiscal quarters.

If you are interested in receiving such quarterly reports, please complete and return this form.

NAME OF ISSUER:	LML PAYMENT SYSTEMS INC.
NAME OF SHAREHOLDER:
ADDRESS:

SIGNATURE:
I certify that I am a registered shareholder
SIGNATURE
I certify that I am a non-registered shareholder (beneficial holder)
DATE:	, 2002

MAIL TO: Computershare Trust Company of Canada
Suite 600, Western Gas Tower
530 - 8th Avenue, S.W.
Calgary, AB T2P 3S8